UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2025

EYENOVIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, Suite 2400, New York, NY 10017

(Address of Principal Executive Offices, and Zip Code)

(833) 393-6684

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, par value $0.0001 per share	EYEN	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A Special Meeting of Stockholders (the “Special Meeting”) of Eyenovia, Inc. (“Eyenovia” or the “Company”) was held in a virtual format on January 21, 2025 starting at 10:00 AM EDT. Of Eyenovia’s 111,425,129 shares of common stock, $0.0001 par value per share (the “common stock”), issued and eligible to vote as of the record date of December 9, 2024, a quorum of 58,272,257 shares, or approximately 52.3% of the eligible shares, was present virtually or represented by proxy at the Special Meeting. The actions set forth below were taken at the Special Meeting. Each of the matters set forth below is described in detail in Eyenovia’s definitive proxy statement on Schedule 14A related to the Special Meeting, filed on December 23, 2024 (the “Proxy Statement”).

1.	Approval of an amendment to Eyenovia’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, at a ratio of between 1:40 and 1:80 (the “Reverse Stock Split Amendment”).

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
45,289,590	12,572,704	409,963	0

2.	Approval of an amendment to Eyenovia’s Amended and Restated 2018 Omnibus Stock Incentive Plan to reserve an additional 350,000 shares of the Company’s common stock for issuance thereunder, which number will not be adjusted as a result of the Reverse Stock Split Amendment.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
22,969,009	8,945,460	527,690	25,830,098

3.	Approval of, for purposes of Nasdaq Listing Rule 5635(d), the potential issuance of up to an aggregate of 73,029,273 shares of common stock upon the exercise of the Purchase Warrants issued by the Company pursuant to the Purchase Agreements (each, as defined in the Proxy Statement).

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-votes
23,097,136	8,735,529	609,494	25,830,098

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYENOVIA, INC.

Date: January 24, 2025	/s/ Michael Rowe
Michael Rowe
Chief Executive Officer